CONVEYANCE, TERMINATION AND RELEASE AGREEMENT

This CONVEYANCE, TERMINATION AND RELEASE AGREEMENT (this “Agreement”) is dated as of November 30, 2007, by and among Titan Nexus, Inc., a Delaware corporation (the “Creditor”), Nexus Custom Electronics Corp., a Florida corporation (f/k/a NECI Acquisition, Inc. and hereinafter, “NCEC”) and Nexus Nano Electronics, Inc., a Nevada corporation (f/k/a Sagamore Holdings, Inc. and hereinafter, “Nexus Nano”, and collectively with NCEC, the “Debtor”).

RECITALS:

WHEREAS, Debtor is indebted to Creditor in the aggregate sum of $11,245,178.38, plus accrued interest from November 1, 2007 through the date hereof (the “Debt”), in accordance with Schedule A, annexed hereto;

WHEREAS, pursuant to the terms of (i) certain security agreements, dated as of September 20, 2004, granted by NCEC in favor of Comerica Bank, and assigned by Comerica Bank to YA Global Investments, L.P. (“YA Global”) pursuant to that certain Amended and Restated Security Agreement, dated August 8, 2007, as further assigned by YA Global to the Creditor on November 2, 2007; (ii) certain security agreements, dated as of November 10, 2005, granted by Nexus Nano to CSI Business Finance, Inc., a Texas corporation, and assigned to YA Global on March 10, 2006, as amended by that certain Amended and Restated Security Agreement, dated as of June 1, 2006 entered into by and between Nexus Nano and YA Global, as further assigned by YA Global to the Creditor on November 2, 2007; and (iii) certain parent security agreements, dated as of July 30, 2007, granted by Nexus Nano to YA Global, as further assigned by YA Global to the Creditor on November 2, 2007 (collectively, the “Security Agreements”), Creditor has obtained a security interest in its favor of all of Debtor’s assets, including, but not limited to, Debtor’s accounts, inventory, machinery, equipment, intellectual property, receivables, contractual rights and general intangibles;

WHEREAS, the Creditor’s security interest have been perfected through the filing of the following UCC-1 Financing Statements: (i) UCC Financing Statement naming NCEC as debtor, in favor of Comerica Bank as secured party, and filed with the Secretary of State of Florida on September 22, 2004 as document number 200407923665, as further assigned to the Creditor; (ii) UCC Financing Statement naming Nexus Nano as debtor, in favor of YA Global as secured party, and filed with the Secretary of State of Nevada on March 21, 2007 as document number 2007008715-9, as further assigned to the Creditor; and (iii) UCC Financing Statement naming Nexus Nano as debtor, in favor of YA Global as secured party, and filed with the Secretary of State of Nevada on August 1, 2007 as document number 2007024948-2, as further assigned to the Creditor (collectively, the “UCC-1s”);

WHEREAS, subject to the terms and conditions hereof, Debtor desire to convey, transfer and assign to Creditor, and Creditor desires to acquire and assume from Debtor, the Collateral (as such term is defined in the Security Agreements) in accordance with this Agreement;

WHEREAS, immediately upon the acquisition of the Collateral, it is intended that the Creditor’s security interest in the Debtor shall be released; and

WHEREAS, immediately upon the acquisition of the Collateral, it is intended that the Creditor shall release Debtor from any liability in connection with the Security Agreements or otherwise and that the Security Agreements shall be terminated and be of no further force or effect.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

ARTICLE I.
ACQUISITION OF COLLATERAL

1.1. Acquisition of Collateral. Because of the inability of the Debtor to pay the Debt, Debtor hereby transfer, convey and assign to the Creditor all right, title and interest of possession in and to the Collateral, including, without limitation, the following assets of the Debtor:

(a) all equipment, computer hardware, machinery, furniture, fixtures, dies, tools, vehicles, trucks, cars, tractors, trailers, fork lifts, cranes, hoists and tangible personal property of Debtor, and all accessions and attachments to or relating to any of the foregoing;

(b) all books, records, computer software and other property relating to or referring to any of the foregoing;

(c) all patents, trade names, trade styles, service marks, all rights associated with the foregoing, and goodwill;

(d) all present and future accounts, contract rights, general intangibles, chattel paper, documents and instruments, as such terms are defined in the Uniform Commercial Code, including without limitation, all accounts receivable and other receivables of any kind, and all obligations for the payment of money arising out of the sale of goods, rendition of services or the lease by the Debtor of their property;

(e) all other property of the Debtor, including, without limitation, all of the issued and outstanding capital stock of NCEC;

(f) all guaranties or other agreements securing or relating to any of the items referred to in subparagraphs (a)-(e) above, or acquired for the purpose of securing and enforcing any such items; and

(g) all proceeds of any of the foregoing in whatever form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing and cash, negotiable instruments and other instruments for the payment of money, chattel paper, Security Agreements or other documents.

The assets, properties and business of Debtor being acquired by the Creditor under this Section 1.1 are referred to herein collectively as the “Collateral”.

1.2. Waiver. Debtor acknowledge that they have defaulted in the payment of the Debt to Creditor and hereby waives and renounces all rights to notification under Section 9-611 of the Uniform Commercial Code as adopted in the State of Nevada (“UCC”) as to the sale or other disposition by the Creditor of the Collateral and under Sections 9-620 and 9-623 of the UCC regarding acceptance of the Collateral as discharge of the Debt of the Debtor and waiver of the Debtor’s right to redeem the Collateral, respectively. The Debtor knowingly and voluntarily waive any rights they may have to notice and a hearing before a court of competent jurisdiction and consent to Creditor’s entry on the premises where the aforesaid Collateral is located for the purposes set forth herein.

1.3. Cancellation of Debt; Release of Claims Against Debtor and Affiliates. In consideration of the assumption of the Collateral, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Creditor hereby agrees to release Debtor from any and all obligations to pay the Debt and agrees to file UCC-3 termination statements in order to effectively and fully release the UCC-1s (the “UCC-3s”).

1.4. Debt Allocation. Creditor and Debtor shall mutually agree on the allocation of the Debt. Such allocation shall be binding upon Creditor and Debtor for all purposes (including financial accounting purposes, financial and regulatory reporting purposes and tax purposes). Creditor and Debtor each further agrees to file its Federal income tax returns and its other tax returns reflecting such allocation, Form 8594 and any other reports required by Section 1060 of the Internal Revenue Code of 1986, as amended.

1.5. Further Assurances. Debtor shall, from time to time after the consummation of the transactions contemplated herein, at the request of Creditor and without further consideration, execute and deliver further instruments of transfer and assignment and take such other action as Creditor may reasonably require to more effectively transfer and assign to, and vest in, Creditor the Collateral.

1.6. Sales and Transfer Taxes. All sales, transfer, use, recordation, documentary, stamp, excise taxes, personal property taxes, fees and duties (including any real estate transfer taxes) under applicable law incurred in connection with this Agreement or the transactions contemplated hereby will be borne and paid by Creditor.

1.7. Transfer of Subject Collateral. Debtor shall deliver or cause to be delivered to Creditor good and sufficient instruments of transfer transferring to Creditor title to all of the Collateral, together with all required consents. Such instruments of transfer (a) shall contain appropriate warranties and covenants which are usual and customary for transferring the type of property involved under the laws of the jurisdictions applicable to such transfers, (b) shall be in form and substance reasonably satisfactory to Creditor and its counsel and (c) shall effectively vest in Creditor good and marketable title to all of the Collateral subject to those limitations set forth in Section 2.8 hereof.

1.8. Releases.

(a) Release by Creditor. In consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Creditor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Debtor and their respective successors and assigns, former and current stockholders, Debtor’s affiliates, subsidiaries, divisions, predecessors, former and current directors and officers, attorneys, employees, agents and other representatives (Debtor and all such other persons being hereinafter referred to collectively in this Section 1.8(a) as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Creditor or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Security Agreements, or any of the loan documents related thereto or transactions thereunder or related thereto; provided, however, that this release does not release, waive, impair or diminish Creditor’s rights under this Agreement. The Creditor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. The Creditor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(b) Release by Debtor. In consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor, on behalf of themselves and their successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Creditor and its successors and assigns, former and current stockholders, affiliates, subsidiaries, divisions, predecessors, former and current directors and officers, attorneys, employees, agents and other representatives (Creditor and all such other persons being hereinafter referred to collectively in this Section 1.8(b) as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Debtor or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Security Agreements, or any of the loan documents related thereto or transactions thereunder or related thereto; provided, however, that this release does not release, waive, impair or diminish Debtor’s rights under this Agreement. The Debtor understand, acknowledge and agree that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. The Debtor agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES OF THE DEBTOR

The Debtor hereby represent and warrant to the Creditor that:

2.1. Organization and Good Standing. The Debtor are corporations duly organized, validly existing and in good standing under the laws of the jurisdictions of their incorporation as set forth above and have all requisite power and authority to own, lease and operate their properties and to carry on their business as now conducted.

2.2. Authorization of Agreement. The Debtor have all requisite power, authority and legal capacity to execute and deliver this Agreement, and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by the Debtor in connection with the consummation of the transactions contemplated by this Agreement (together with this Agreement, the “Debtor Documents”), and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the Debtor Documents will be duly and validly executed and delivered by the Debtor and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the Debtor Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Debtor, enforceable against the Debtor, as applicable, in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.3. Ownership and Transfer of Collateral. Debtor have good and marketable title to all of the Collateral free and clear of all mortgages, pledges, security interests, charges, liens, restrictions and encumbrances of any kind (collectively, “Liens”), except those in favor of the Creditor or as otherwise set forth on Schedule A attached hereto. Upon the assignment, transfer and delivery of the Collateral to the Creditor hereunder and under the Debtor Documents, there will be vested in the Creditor good, marketable and indefeasible title to the Collateral, free and clear of all Liens subject to those exceptions set forth on Schedule A attached hereto. The Collateral includes all of the assets and properties (i) held for use by Debtor to conduct their business as presently conducted and (ii) necessary for Creditor to operate the Business in the same manner as such business is currently operated by Debtor.

2.4. Stockholder Approval. On November 27, 2007, Nexus Nano obtained majority stockholder approval of this Agreement and the transactions contemplated hereby.

2.5. No Misrepresentations. No representation or warranty of the Debtor contained in this Agreement or in any schedule hereto or in any certificate or other instrument furnished by the Debtor to the Creditor pursuant to the terms hereof, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE CREDITOR

The Creditor represents and warrants that:

3.1. Organization and Good Standing. The Creditor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

3.2. Authorization of Agreement. The Creditor has full corporate power and authority to execute and deliver this Agreement, and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Creditor in connection with the consummation of the transactions contemplated hereby and thereby (together the “Creditor Documents”), and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Creditor of this Agreement and each Creditor Document has been duly authorized by all necessary corporate action on behalf of the Creditor. This Agreement has been, and each Creditor Document will be duly executed and delivered by the Creditor and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each Creditor Document when so executed and delivered will constitute, legal, valid and binding obligations of the Creditor, enforceable against the Creditor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.3. No Misrepresentations. No representation or warranty of the Creditor contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE IV.
COVENANTS; OTHER AGREEMENTS

4.1 Cancellation of UCC-1s. Creditor shall file, within five (5) business days following its receipt of the Collateral, UCC-3s in order to effectively and fully release all of the UCC-1s.

4.2 Termination of Security Agreements. Upon the receipt of the Collateral by the Creditor, the Security Agreements shall immediately terminate and be of no further force of effect.

4.3. Other Actions. Each of the Debtor and Creditor shall use its best efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

4.4 Valuation Acknowledgment. The parties hereto hereby acknowledge and agree that Creditor engaged Lehrer Financial Economic Advisory Services (the “Economist”) to determine the Fair Market Forced Liquidation Value of Debtor and that Economist did determine the total assets (excluding cash) of Debtor to be Four Million One Hundred Thousand Dollars ($4,100,000) as set forth in that certain Forced Liquidation Valuation, dated as of October 31, 2007, issued on November 15, 2007 and attached hereto as Exhibit A.

4.5 Defense of Actions. Creditor hereby agrees to defend, indemnify and hold harmless each of Debtor’s former and current directors and officers, attorneys, employees, agents and other representatives (collectively, the “Indemnitees”) from any and all defense costs incurred by any Indemnitee by reason of or arising out of any and all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature both at law and in equity, which anyone may now or hereafter assert, own, hold, have or claim to have against the Indemnitees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever arising under this Agreement or the transactions contemplated hereby up to a maximum of One Hundred Thousand Dollars ($100,000).

4.6. Assumption of Leases. Creditor hereby agrees to assume those leases referenced in Schedule A hereto.

ARTICLE V.
MISCELLANEOUS

5.1. Expenses. Except as otherwise provided in this Agreement, the Debtor and the Creditor shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby. Notwithstanding the foregoing, the Creditor has agreed to pay up to Fifteen Thousand Dollars ($15,000) for legal fees of the Debtor contemporaneously with the execution of this Agreement.

5.2. Specific Performance. The Debtor acknowledge and agree that the breach of this Agreement would cause irreparable damage to the Creditor and that the Creditor will not have an adequate remedy at law. Therefore, the Debtor’ obligation to transfer the Collateral to the Creditor, shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

5.3. Submission to Jurisdiction; Consent to Service of Process.

(a) The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Texas over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 5.7.

5.4. Entire Agreement; Amendments and Waivers. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

5.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

5.6. Headings. The section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

5.7. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

If to Creditor:

Titan Nexus, Inc.
1700 Jay Ell Drive Suite 200
Richardson, Texas 75081
Attention: Bryan M. Chance, President & CEO
Telephone: (972) 470-9100
Facsimile: (972) 767-3117

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Attention: Thomas A. Rose, Esq.
Telephone: (212) 930-9700
Facsimile: (212) 930-9725

If to Debtor:

Nexus Nano Electronics, Inc.
Nexus Custom Electronics Corp.
402 Prospect Street
Branson, Vermont 05733
Attention: Jerry Panos, President and CEO
Telephone: (802) 247-6811
Facsimile: (781) 938-6207

With a copy to:

Kirkpatrick & Lock Preston Gates Ellis LLP
Wachovia Financial Center
200 S. Biscayne Boulevard, Suite 2000
Miami, Florida 33131
Attention: Clayton E. Parker, Esq.
Telephone: (305) 539-3300
Facsimile: (305) 358-7095

5.8. Severability. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

5.9. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by either the Debtor or the Creditor (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; provided, however, that the Creditor may assign this Agreement and any or all rights or obligations hereunder (including, without limitation, the Creditor’s rights to acquire the Collateral, the Creditor’s rights to foreclose on the Collateral and the Creditor’s rights to rely on any of Debtor’s representations and warranties made hereunder). Upon any such permitted assignment, the references in this Agreement to the Creditor shall also apply to any such assignee unless the context otherwise requires.

5.10. Opportunity to Hire Counsel; Role of Kirkpatrick & Lockhart Preston Gates Ellis LLP. Creditor hereby acknowledges that it has been advised and has been given an opportunity to hire counsel and that its has hired counsel with respect to this Agreement and the transactions contemplated hereby. Creditor further acknowledges that the law firm of Kirkpatrick & Lockhart Preston Gates Ellis LLP has solely represented Debtor in connection with this Agreement and the transactions contemplated hereby and no other person.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Conveyance, Termination and Release Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

TITAN NEXUS, INC.

By: /s/ Bryan M. Chance
Bryan M. Chance
Title: President

NEXUS NANO ELECTRONICS, INC.

By: /s/ Jerry Panos
Name: Jerry Panos
Title: President

NEXUS CUSTOM ELECTRONICS CORP.

By: /s/ Jerry Panos
Name: Jerry Panos
Title: President

SCHEDULE A

1) Letter Agreement, dated June 22, 2007, with Cohn & Dussi (on behalf of GE Capital Corporation and Lyon Financial Services, Inc.) pursuant to which Debtor purchased Leased Equipment (Orbotech AOI Machine) which had previously been in the possession of Mass Tech. Associates, Inc., d/b/a MassTech EMS.

2) Security Agreement, by and between Nexus Custom Electronics Corp. and UPS Capital Business Credit, pursuant to which UPS received a first priority security interest in the Collateral named therein.

3) Debtor pays a monthly fee for the leasing of a Juki 760 Placement Machine (with feeders and conveyors) through Citicorp, this lease was never formally assigned to Debtor (from MassTech EMS).

3) Those UCC-1s attached as hereto as Annex A.

ANNEX A

UCC-1 FINANCING STATEMENTS TO FOLLOW EXHIBIT A HEREIN

EXHIBIT A

As of - October 31, 2007
Issued - November 15, 2007

The Board of Directors
Nexus Nano Electronics, Inc.
402 Prospect Street
Brandon, Vermont 05733

ATTN: Mr. Chris Mathers, Chief Financial Officer and Member of the Board of Directors

RE:	Forced Liquidation Valuation of Nexus Custom Electronics Corporation
(A Florida Corporation)

Dear Mr. Mathers and Gentlemen:

Per our agreement, you have requested the undersigned Economist to determine a Fair Market Forced Liquidation Value of Nexus Custom Electronics Corporation (a Florida Corporation) a wholly owned subsidiary of Nexus Nano Electronics, Inc. (“NXNO”) (a Nevada Corporation) headquartered in Brandon, Vermont as of October 31, 2007.

In most similar circumstances, an Economist or Analyst seeking to determine the Fair Market Forced Liquidation Value of an organization, only needs to look at the local newswire service to determine the price of the stock on any given day and simply multiply the number of shares issued by the then existing price in order to compute a total Fair Market Value, if the company was a publicly traded organization. From that Fair Market Valuation, the analyst would then determine a discount or liquidation factor for the forced liquation and a Forced Liquation Value would then have been determined. However, in the specific matter at hand, the organization and its shares are not a publicly traded organization and need to be independently valued.

The undersigned, in order to perform the desired valuation has been supplied with a variety of accounting and financial data on the corporation for recent periods. The data furnished and relied upon by the undersigned includes the following:

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Page 2.

1) The corporate website of Nexus Custom Electronics, Inc. and the information contained therein;

2) Term note in the amount of $1,200,000 between NECI Acquisition, Inc. and Comerica Bank dated September 20, 2004;

3) Amended and Restated Secured Convertible Debenture issued by Sagamore Holdings, Inc. to Cornell Capital Partners, LP, dated March 10, 2006 in the amount of $743,284.72 and denoted as No. CCP-1;

4) Secured Convertible Debenture issued by Sagamore Holdings, Inc. to Cornell Capital Partners, LP, dated June 1, 2006 in the amount of $850,000 and denoted as No. CCP-2;

5) Secured Convertible Note in the amount of $660,000 between Nexus Nano Electronics, Inc. and YA Global Investments, dated July 30, 2007, Numbered NXNO 4-1;

6) Secured Convertible Note in the amount of $6,723,087 between Nexus Nano Electronics, Inc. and YA Global Investments dated July 30, 2007, Numbered NXNO 4-2

7) Limited recourse assignment between YA Global Investments, LP, f/k/a Cornell Partners, LP and Titan-Nexus, Inc., a wholly-owned subsidiary of Titan PCB West, Inc.;

8) Form 10-KSB of Sagamore Holdings, Inc., for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission on May 12, 2006;

9) Form 10-KSB of Titan Global Holdings, Inc. for the fiscal year ended August 31, 2006, as filed with the Securities and Exchange Commission on December 15, 2006;

10) Appraisal report and valuation analysis on real property located at 402 Prospect Street in the town of Brandon, Vermont, consisting of a one-story, steel-framed building of approximately 30,418 square feet located upon a 5.7 acre parcel of land. This report was prepared by Scranton Appraisals, Inc. and dated as of November 17, 2006;

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Page 3.

11) Desktop orderly liquidation value appraisal on Nexus Custom Electronics, Inc. machinery and equipment located in Brandon, Vermont and Woburn, Massachusetts with an effective date of August 31, 2007. This report was prepared by Joseph Finn Co., Inc. of Newton, Massachusetts;

12) A variety of financial statements and information on Nexus Custom Electronics, Inc. as prepared by the Management and Staff of the organization;

13) Reviewed certain industry and financial information provided to the undersigned by the Officers and Management of Nexus Custom Electronics, Inc. and their respective representatives;

14) The undersigned has arranged to visit corporate facilities in both Brandon, Vermont and Woburn, Massachusetts during the week of November 19, 2007. This report is issued subject to that visitation addendum;

15) Reviewed certain limited publicly available financial data on organizations in the same overall sectors as Nexus Custom Electronics, Inc.;

16) Reviewed and analyzed general Financial and Economic data, such as, but not limited to, interest rates analysis that effect the overall ability of the organization to function and reorganize in the United States; and

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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17) Analyzed and reviewed such other studies, analyses, inquiries and investigations as we deemed appropriate for the purpose of this valuation opinion.

In rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of financial and other information that was available to us from public and non public sources and all the financial and other information provided to us by either / or Nexus Custom Electronics, Inc. or their representatives. We have further relied upon the assurances of the Senior Management of Nexus Custom Electronics, Inc. that they are unaware of any facts that would make the information regarding either / or Nexus Custom Electronics, Inc. or the general industry data, as provided, inaccurate, incomplete or misleading.

In examining and valuing corporations that are basically service or “small” semi-manufacturing organizations as opposed to “large” manufacturers or distributors, entities / corporations such as Nexus Custom Electronics, Inc. that are privately held and non-publicly traded corporate entities, and is owned and / or operated by an individual or a small group or unit (or a family), such corporations need to be valued according to standard methods and approaches. This is especially true of applying the appropriate methods for a specific entity in a specific type of business activity. While different Appraisers can use and include their own favorite approaches to support their findings, one of the basic and widely acceptable methods of valuing corporations such as the type and size of Nexus Custom Electronics, Inc. is the Comparative Market Method, utilizing a multiple of earnings, such as net earnings (“net income”).

In order to clearly rectify and denote the differences between organizations that are publicly traded and operated on a daily basis by “hired” management, whose goals can often conflict with the goals and desires of individual shareholders, the Internal Revenue Service promulgated a method of its own for valuing many small businesses. This method, which has been utilized since the early 1920s, is commonly known as and referred to as the “Excess Earnings Method”. This method, unlike other methods, removes a great deal of speculation from the overall valuation process and has become widely relied upon to value small businesses, especially professional practices. In other words, it values organizations that do not possess a great deal of tangible assets and / or whose assets are basically the talents, skill and input of an individual or a group of a few individuals. This has commonly come to be referred to as “intellectual property” valuations.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Valuation methods, such as and including the Capitalization of Net Cash Flow, the Market Approach and Debt Capacity methods are all open to a variety of projections, Appraiser bias and use and reliance upon data that often could be suspect in accuracy, as in the case of the market approach. Instead of trying to create a value by mixing and blending a number of approaches that require interpretation, projections and use of data that is not open to the public and can easily be skewed to reflect the desires of an Appraiser, a clear and obvious answer is to utilize the method that was recommended by the United States Treasury and the Internal Revenue Service for the valuation of small service business, namely the Excess Earnings Method. This method is not open to projections, a wide variety of assumptions and the reliance upon data that is not public in nature and not subject to financial scrutiny of collection, and analytical methods.

However, in the matter at hand, the Excess Earnings Method and the other methods outlined and described above CANNOT be utilized in the liquidation valuation of a small business such as and including Nexus Custom Electronics, Inc. The reason said approach cannot be employed is that the Excess Earnings Method and all other methods thus far described rely upon the fact that the business is and will remain an ongoing entity, which is clearly not the circumstances based upon the facts of a forced liquidation. In as much as there is no published or standard norm for the liquidation or liquidation value of organizations such as Nexus Custom Electronics, Inc. the methods outlined above will be discarded in favor of the Liquidation Methods of Valuation, (described below, herein) that can be applied via the utilization of proper economic and financial techniques and well utilized and recognized in the economic / financial / securities industry.

Before turning to the Fair Market Forced Liquidation Valuation of the organization - Nexus Custom Electronics, Inc., an explanation of the organization, namely a small contract manufacturer / supplier to industrial original equipment manufacturers (OEM”) and the circumstances surrounding that business explored and explained.

OVERALL OUTLINE OF NEXUS CUSTOM ELECTRONICS, INC.

Nexus Custom Electronics, Inc., a wholly owned subsidiary of Nexus Nano Electronics, Inc., provides contract-manufacturing services to industrial original equipment manufacturers ("OEMs") customers. The core customer base consists primarily of small and medium-sized manufacturers that produce electronic equipment used in a wide variety of industries. Sales from the business is recognized at the time products are shipped to customers and may vary depending on the time of customers' orders, product mix and availability of component parts. Substantially all of the business is performed on a turnkey basis that involves the procurement of specified components and raw materials from its network of suppliers and other suppliers, assembly of components on printed circuit boards and post-assembly testing. OEMs then incorporate the printed circuit boards into their finished products. In assembling printed circuit boards, Nexus is capable of employing both conventional pin-through-hole interconnection technology, as well as advanced surface mount technology. Pin-through-hole interconnection technology is a method of assembling printed circuit boards in which component leads are inserted and soldered into plated holes in the board. Surface mount technology is a method of assembling printed circuit boards in which components are fixed directly to the surface of the board, rather than being inserted into holes. The gross profit margin for such materials is generally lower than the gross profit associated with the manufacturing process and other value-added services.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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The company does not typically enter into long-term purchase orders or commitments from its customers. Instead, the company works with its customers to develop forecasts for future orders that are not binding. Customers may cancel their orders, change their orders, and change production quantities from forecasted volumes or delay production for a number of reasons beyond the company control. Cancellations, reductions or delays by a significant customer or by a group of customers could have an adverse effect on the company. In addition, as many of the costs and operating expenses are relatively fixed, a reduction in customer demand can adversely affect the gross margins and operating income.

Corporate Operations

Nexus conducts contract manufacturing operations through a wholly owned subsidiary, Nexus, at two locations. The first location is an approximately 32,000 square foot facility located in Brandon, Vermont and offers full turnkey contract manufacturing services. In November 2005, Nexus scaled back its second facility located in Woburn, Massachusetts. The Woburn facility is a satellite of Nexus specializing in prototype, new customer introduction, as well as operating two (2) dedicated lines for a defense contractor and an automotive customer. Nexus provides turnkey contract manufacturing services to OEM customers which includes procurement of customer specified components and raw materials from a network of suppliers and other suppliers, assembly of components on printed circuit boards and post-assembly testing. OEMs then incorporate the printed circuit boards into finished products. In assembling printed circuit boards, Nexus is capable of employing both pin-through-hole and surface mount technology.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Pin-through-hole interconnection technology is a method of assembling printed circuit boards in which component leads are inserted and soldered into plated holes in the board. Surface mount technology is a method of assembling printed circuit boards in which components are fixed directly to the surface of the board, rather than being inserted into holes. The surface mount technology process allows for more miniaturization, cost savings and shorter lease paths between components (which results in greater signal speed).

Nexus provides electronics manufacturing services to the communications, aviation, defense, medical devices and instrumentation industries, and serves the continental United States, with its concentrated market in the eastern region of the United States. Both of Nexus' manufacturing facilities have earned ISO 9001:2000 certification by the Geneva-based organization dedicated to the development of worldwide standards for quality management guidelines and quality assurance. Management believes sophisticated customers increasingly are requiring their manufacturers to be ISO 9001 certified for purposes of quality assurance.

Manufacturing Of Electronic Assemblies

Printed Circuit Board Assembly

Printed circuit boards are platforms on which integrated circuits and other electronic components are mounted.

Semiconductor designs are complex and often require printed circuit boards with many layers of narrow, densely spaced wiring. Rapid technological advances have occurred in the electronics industry in recent years that have increased the speed and performance of components while reducing their size. These technological advances have caused printed circuit boards to become smaller with components more densely attached to the board requiring increasingly advanced surface mount manufacturing technologies, in addition to traditional surface mount and pin through-hole technology.

In pin-through-hole production, components are attached by pins, also called leads, inserted through and soldered to plated holes in the printed circuit board. In traditional surface mount technology production, the leads on integrated circuits, and other electronic components are soldered to the surface of the printed circuit board rather than inserted into holes. Surface mount technologies can accommodate a substantially higher number of leads in a given area than pin-through-hole production. As a result, surface mount technologies allow the printed circuit board to interconnect a greater density of integrated circuits. This density permits tighter component spacing and a reduction in the printed circuit board dimensions. Additionally, surface mount technologies allow components to be placed on both sides of the printed circuit board to permit even greater density. The substantially finer lead-to- lead spacing in surface mount technologies requires a manufacturing process far more exacting than the pin-through-hole interconnect products. An advanced surface mount technology called micro ball grid array allows for even greater densities than traditional surface mount technology. The ball grid array assembly process uses small balls of solder, instead of leads that could bend and break, located directly underneath the part, to interconnect the component and circuit board. Because of their high number of leads, most complex or very large-scale integrated circuits are configured for surface mount technologies production.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Nexus employs advanced surface mount technologies in its printed circuit board assembly operations in addition to traditional surface mount technologies. The company also continues to support pin-through-hole technology and related semi-automated and manual placement processes for existing and new applications that require these technologies.

Nexus focuses on low to moderate volume manufacturing of highly complex printed circuit board assemblies. The company manufactures these complex assemblies on a batch basis and has developed expertise in quickly changing equipment set-up and manufacturing capabilities in order to respond to customers' changing needs. The company believes this capability provides customers with optimal flexibility in product design while allowing for rapid turnaround of new or highly complex, but lower volume products.

Customers and Markets

Nexus serves a wide range of customers from emerging growth companies to established multinational corporations in a variety of markets. The timing and level of orders from its customers varies substantially from period to period.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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The historic level of net sales Nexus Electronics has received from a specific customer in one particular period is not necessarily indicative of net sales the company may receive from that customer in any future period. While the company focuses on maintaining long term relationships with its customers for various reasons including consolidation in its customers' industries; Nexus Electronics has in the past and will continue in the future to terminate or lose relationships with customers. Customers may also significantly reduce the level of business done with Nexus Electronics or delay the volume of manufacturing services ordered from the company. Significant or numerous terminations, reductions or delays in its customers' orders could negatively impact its operating results in future quarters.

The company's three (3) largest customers, GSI Lumonics, Frequency Electronics, and S-TEC, accounted for 70.0% of total sales in fiscal 2005 (lasted data supplied), and as a result of its importance, Nexus Electronics is dependent upon continuing its business with these customers. The company, nonetheless, continues to focus on expanding and diversifying its customer base to reduce dependence on any individual customer or market.

In many cases, the company's customers utilize more than one contract manufacturing provider across product lines. The company's goal is to be the primary contract manufacturing provider for its customers. Nexus Electronics seeks to manufacture the high-value, leading-edge products of its customers and target OEMs that require moderate volume production. The low-to-medium volume, low cost facilities enable the company to offer its customers a broad range of volume production and cost alternatives. The company believes that it is advantageously positioned to be selected to provide manufacturing and value-added services for its customers' new product offerings due to:

·	Close interaction with the design engineering personnel of its customers at the product development stage;

·	Prototype production experience;

·	Advanced manufacturing and engineering capabilities, such as radio frequency capabilities; and

·	Established and dependable materials pipeline.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Nexus generally warrants that its products will be free from defects in workmanship for twelve months. Nexus also passes on to its customers any warranties provided by component manufacturers and material suppliers to the extent permitted under its arrangements with these parties. The company warranty provides that during the warranty period, action will be taken to repair or replace failed products. Nexus tests substantially all of our assemblies prior to shipment. In addition, customers generally test or have tested final products on a sample basis prior to deployment in the field. Warranty costs have not been material to date.

Corporate Suppliers

Nexus OEM customers require:

·	Assurance that the short and long term supply of materials and components to manufacture their products;

·	Negotiate low prices for these materials;

·	Secure high quality and reliable materials;

·	Assure the on-time delivery of these materials; and

·	Provide flexibility to change their production requirements on short notice.

To compete effectively in this business environment, Nexus Electronics has developed a materials procurement strategy whereby it maintains strong, long-term relationships with a limited number of suppliers who conform to its highest standards. The company seeks to work with suppliers that consistently deliver the best technology and quality materials at low total cost on short and flexible lead times. Nexus Electronics consistently evaluates all of its suppliers' performances and provides suggestions for improving its relationships. When Nexus does business with a supplier at its customer's direction, the company closely monitors the supplier's performance and work with both the supplier and the customer to improve the supplier's performance when necessary. The company believes this strategy enables it to provide optimal flexibility to its OEM customers and enables it to better satisfy their EMS needs.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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The Nexus team of materials acquisition professionals is responsible for all materials procurement and planning. The company has a strategic purchasing group that develops its worldwide materials and commodity procurement strategy. This strategic group is responsible for understanding the needs of its customers and the commodity supply market, evaluating the overall quality of suppliers and negotiating and executing low cost commodity supply contracts with preferred suppliers. The company also has a group that focuses on the day-to-day tactical execution of its materials procurement process to attempt to insure that material or component costs or shortages do not prevent the company from providing optimal services to its customers. This group is responsible for proactively managing inventory programs, evaluating day-to-day supplier performance, and coordinating customer plan production changes.

Nexus Electronics typically procures components when a purchase order or forecast is received from a customer. Due to its utilization of just-in-time inventory techniques, the timely availability of many components depends on its ability to both develop accurate forecasts of customer requirements and manage the materials supply chain. Given the company’s direct component procurement strategy with quality suppliers, Nexus Electronics relies on a single or limited number of suppliers for many proprietary and other components used in the assembly process. Although Nexus Electronics has strong relationships with high quality suppliers, the company does not have any long-term supply agreements, except with Jaco, as described below. Shortages of materials and components have occurred from time to time and will likely occur in the future despite the development of select long-term supplier relationships. The company believes its direct procurement strategy and the division of responsibility within its materials procurement team enables them to better manage its supply chain in order to reduce the occurrence and minimize the effect on its customers of materials or component shortages.

Nexus entered into a five-year Supply Agreement with Jaco Electronics, Inc., on September 20, 2004. Pursuant to the Supply Agreement, Jaco provides electronic components to Nexus for use in its manufacturing operations. Under the Supply Agreement, Nexus must purchase at least 15.0% of the dollar amount of its annual purchases of electronic components that are included in Jaco's line card and are compatible with Nexus' needs. However, Nexus may submit requests for proposals to other suppliers as it may choose. If Jaco's proposal contains the lowest price, then Nexus must purchase its components from Jaco.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Corporate Competition

The electronics contract manufacturing industry is highly fragmented and is characterized by relatively high levels of volatility, competition and pricing and margin pressure. Many large contract manufacturers operate high-volume facilities and primarily focus on high-volume product runs. In contrast, certain contract manufacturers, such as Nexus, focus on low-to-medium volume and service-intensive products.

Nexus competes against numerous providers with global operations, including Benchmark Electronics, Celestica, Flextronics, Jabil Circuit, Plexus, Sanmina-SCI, Suntron and Solectron. Nexus also faces competition from a number of EMS providers that operate on a local or regional basis. In addition, current and prospective customers continually evaluate the merits of manufacturing products internally.

Consolidation in the EMS industry results in a continually changing competitive landscape. The consolidation trend in the industry also results in larger and more geographically diverse competitors who have significant combined resources with which to compete against Nexus. Nexus believes that the principal competitive factors in the segments of the electronics contract manufacturing industry in which it operates are:

Geographic location and coverage;

Flexibility in adapting to customers' needs;

Manufacturing capability;

Price;

Service;

Technology;

Quality;

Reliability; and

Timeliness in delivering finished products.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Nexus believes that it has developed a particular strength relative to some of its major competitors in the manufacturing of complex, low-to-moderate volume, leading-edge products. Competition from existing or potential competitors could result in reduced prices, margins and market share which would significantly and negatively impact operating results.

Nexus has entered into a business development services agreement with Celerity Systems, Inc. Pursuant to the agreement with Celerity, upon request, Celerity shall assist us in managerial assistance, including significant guidance and counsel in management, operations or business objectives and policies. Such assistance may include strategic and financial planning, designing budgets, and control systems. No services have been provided by Celerity to date.

Nexus is well-known in the industry in which it competes, particularly in the northeast region. Together with its website and other marketing activities, the company believes its trade name and trademark has value to the business. In connection with the acquisition purchase price allocation, the company recorded $257,735 valuation for its trademark and trade name. Subsequently, an impairment charge in the amount of $45,070 was taken in Fiscal 2005 in accordance with SFAS No. 142, “Accounting for Goodwill and Other Intangible Assets”.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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CORPORATE FINANCIAL DATA

In order to help determine a Fair Market Forced Liquidation Valuation, an analyst needs to look at the finances of the overall and general formulation of the organization. Value depends upon a great many factors, especially, past performance, risk and industry growth rate potential / reward. In as much as Nexus Custom Electronics, Inc. is NOT a publicly traded organization, the amount of data both collected and available is limited. However, an overall financial review of the organization is denoted via the information furnished the undersigned to be utilized in regard to this corporate Fair Market Forced Liquidation Valuation.

NEXUS CUSTOM ELECTRONICS

Statement of Income

July 1, 2007 - September 30, 2007

First Quarter - Fiscal Year 2008

1st Quarter
Totals

Sales	1,904,567
Sales Discounts	7,396
Net Sales Billed	1,897,170

Materials	1,069,781
Outside Services	100
Material Overhead	131,861
Direct Labor	280,275
Manufacturing Overhead	897,090
Inv Reval and Physical Adjustments	(41,292)
Scrap and Restock Charges	6,834
Excess Material Provision	0.00
NRE Costs	22,316
Cash Discounts Taken	0.00
Overhead Adjustment	(113,750)
Manufacturing Expense	2,253,214

GROSS PROFIT	(356,043)
(Gross Profit Percentage)	-18.77%

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Admin Expense	296,385
Selling Expense	42,854
Indirect Expense	339,239

Operating Profit	(695,282)
Mfg Consultant (Expense)	0
Other Income (Expense)	1,757

EBIT	(693,526)
(EBIT Percentage)	-36.56%

Net Interest Expense (Income)	142,773
Woburn Re-Structure	4,020

Profit / Loss Before Taxes	(840,318)

Cash Purchase Acctg Expense	128,638
Non-Cash PA Exp (Amort. Intang)	37,227
Adjusted Pretax	(1,006,183)

Federal Taxes	0
State Taxes	133
Total Taxes	133

Net Profit/(Loss)	(1,006,316)
(Net Profit Percentage)	-53.04%

EBITDA

EBIT	(693,526)
Depreciation	133,911
EBITDA	(559,614)
(EBITDA Percentage)	-29.50%

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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NEXUS CUSTOM ELECTRONICS

Balance Sheet

September 30, 2007

ASSETS

CURRENT ASSETS:
Cash	114,574.56
Accounts receivable (Net)	727,807.84
Inventory	1,744,933.81
Identifiable Intangibles	858,879.76
Other Current Assets	126,901.31

Current Assets	3,573,097.28

PPE - Cost	9,218.308.44
Accumulated Depreciation	(7,823,621.38)

Net PPE	1,394,687,06

Prepaid Income Taxes	9,386.48

Long Term Asset; Goodwill	110,170.25

TOTAL ASSETS:	5,087,341.07

LIABILITIES AND EQUITY

LIABILITIES
Accounts Payable	3,819,038.44
Accrued Compensation	249,190.35
Accrued Expenses	795,925.76
Current Portion of LTD and Capital Leases	196,578.30
Current Portion, MyData Equipment	118,703.00
CSI Funding	350,000.00
--Revolver, Comerica	0.00
Current Liabilities	5,529,435.85

JACO Earn Out Obligation, 9/30/2005	105,453.00
Long Term Debt, Comerica	0.00
Long Term Debt, UPS Capital	240,000.00
JACO Note Payable	2,750,000.00
Intercompany, Sagamore	1,506,070.51
YA Global Funding	2,478,321.98

Long Term Liabilities	7,079,845.49

TOTAL LIABILITIES	12,609,281.34

EQUITY

Sagamore Equity	(5,250,000.00)

Retained Earnings, FY05	5,809,449.12
Retained Earnings, FY06	3,453,110.59
Retained Earnings, FY07	2,503,064.18
(Profit)/Loss, FY08	1,006,316.38

TOTAL EQUITY	(7,521,940.27)

TOTAL LIABILITIES AND EQUITY	5,087,341.07

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Notes Regarding The Company and the Balance Sheet

COMPANY FACES INVENTORY OBSOLESCENCE AND SLOW MOVING INVENTORY

Nexus purchases raw materials specified in the material requirements to manufacture products that customers order. If a customer cancels an order and materials cannot be returned to suppliers, nor used on other products, the inventory may need to be adjusted downward in the financial statements or written off. Prior to its acquisition by Sagamore, Nexus had never prepared financial statements that had been audited. As a result of the preparation of the financial statements of Nexus, and the related audits for the period from July 1, 2004 through October 3, 2004, and the years ended June 30, 2004 and 2003, which were done in connection with and at the time of the company's acquisition and the filing of its initial registration statement; Sagamore determined that Nexus purchased customized component parts that were included in raw material inventory that arose from customer orders that were subsequently replaced or cancelled prior to July 1, 2002. These materials could not be returned to suppliers nor used in connection with orders from other customers. As a result, Nexus effectively recorded obsolescence charges of approximately $2,000,000 prior to July 1, 2002.

The company has adopted procedures currently to periodically perform an in depth review of its inventory to determine if adjustments are required to its carrying value for accounting purposes. The company recorded an obsolescence and slow moving inventory reserve of $913,777 in Fiscal 2005 as the result of reduction of sales, cancelled purchase orders, and technical obsolescence.

2007

Further, the undersigned has been informed by Corporate Management that as of October 29, 2007 Nexus had a total of $1,540,277 of inventory that is considered “slowing moving” and its value would have to be substantially reduced on the corporate balance sheet and records.

GOING CONCERN MATTERS

The consolidated financial statements have been prepared assuming that Nexus will continue as a going concern. However, the Company incurred a net loss of $7,556,949 in Fiscal 2005, and had a net working capital deficiency of $3,578,734 at June 30, 2005. It also did not meet certain covenants under its credit facility with Comerica and promissory note with Jaco, and accordingly, the outstanding balance of $3,779,423 under the credit facility ($2,759,423 under the revolver and $1,020,000 under the term loan) and the outstanding balance of $2,750,000 under the note agreement were in default as of June 30, 2005, and is classified in current liabilities in the consolidated balance sheet. Accordingly, there was in 2005 substantial doubt as to the ability of Sagamore Holdings and its subsidiary to continue as going concern.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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The company did not meet the requirements of four (4) covenants under the provisions of its credit facility with Comerica: Minimum working capital ratio; debt service ratio (“EBITDA”, as defined, divided by interest and principal payment requirements); leverage ratio (liabilities to tangible net worth ratio) and minimum tangible net worth (tangible net worth includes subordinated debt but excludes intangible assets), and, therefore, was in default. During the period while the company is in default under the credit facility, the lender may force immediate repayment of amounts due ($3,779,423 at June 30, 2005), and invoke penalty interest (up to three percentage points or approximately $114,000 annually) at the lender’s discretion. Since the Company has not been notified that it will be charged penalty interest, it has not accrued any as of June 30, 2005.

The Company entered into a forbearance agreement with Comerica on July 15, 2005, effective July 1, 2005 through August 1, 2005, which essentially provided an extension of the revolver under the credit facility which expired on July 1, 2005, and also provided that Comerica would not exercise its right to call for acceleration of all amounts due under the term loan and revolver under the credit facility if the Company met certain conditions. Effective August 1, 2005, the company and Comerica agreed to extend the maturity date of the revolver under the credit facility to September 1, 2005. Nexus and Comerica are currently negotiating an extension of the forbearance agreement from September 1, 2005 through June 30, 2006. If an extension is agreed upon, the Company intends to attempt to negotiate an amendment to the credit facility in order to renew the facility and have the company in compliance going forward. However, there can be no assurance that the company will get an extension on the forbearance agreement.

Nexus Electronics is also in default under its promissory note agreement with Jaco due to being delinquent on interest payments, as well as effecting a change in control event subsequent to June 30, 2005. As a result of these events of default, the $2,750,000 underlying note was also classified as a current obligation since Jaco has a right to accelerate payment. The company disputes the amount due Jaco under the purchase agreement. In addition, the company intends to pursue its claims and remedies against Jaco.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-044

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According to information supplied the to the undersigned, while new financial statements that have been prepared are not audited, the company is still in default under most, if not all of the covenants of the loans as outlined above, herein.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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NEXUS CORPORATE PROPERTY

Currently, corporate headquarters is located at 402 Prospect Street, Brandon Vermont. This location is an approximately 32,000 square foot facility located in Brandon, Vermont, which is also used for manufacturing and storage in addition to our office space. This property is owned and occupied by our wholly-owned subsidiary, Nexus, and is fully encumbered by a first security interest in the amount of $5,000,000 held by Comerica Bank on all property Nexus now or later owns or has an interest.

The company also operates a second facility in Woburn, Massachusetts through Nexus. This facility's address is 317 New Boston Street, 2nd Floor, Woburn Massachusetts. The property is leased and has a base rent of $14,197 per month. The lease expires on July 31, 2008, and has a three-year option to renew with base rent increases of 3.34%. Nexus believes that its present facilities will be adequate to meet our needs for the foreseeable future.

Further Property Identification

The subject property known as Nexus Custom Electronics, Inc., is located at 402 Prospect Street in the Town of Brandon, Vermont. It consists of a circa 1975 one-story steel framed building of approximately 30,418 square feet located upon a 5.7 acre parcel of land. The property is presently owned by NECI Acquisitions, Inc., and is described with a QuitClaim Deed recorded September 27, 2004, in Book 170, pages 411-412 of the Town of Brandon Land Records.

Property Location

Brandon is located in Rutland County, in the western central portion of the state and has a population of roughly 4,194 persons. The town is bisected by Route 7, the major north-south highway on the west side of the state approximately sixteen (16) miles north of Rutland and fourteen miles south of Middlebury. In an east-west direction, the town is bisected by Route 73.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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The downtown of Brandon is a classic New England village with central green, a large hotel, a well established central business district with fine old residences and commercial buildings of historic and architectural work. Most shopping and professional services are available, including post office, banks, restaurants, and retail shops; many of which cater to the tourist trade. Manufacturing includes electronic supplies, fertilizers, grist mills, lumber, millwork, and woodworking.

The subject property is located at 402 Prospect Street which is located approximately one-quarter (1/4) mile north off U. S. Route 7, in the Conant Square District of the Town of Brandon. The immediate area is an established residential neighborhood of primarily single family dwellings, and adjacent to the Pleasant Height residential subdivision.

Property Zoning

According to the Town of Brandon Zoning Ordinance, the subject property lies in an area designated as the "Neighborhood Residential District". Permitted uses in this district are residential, planned residential developments and open space. Uses requiring a conditional use permit within this district include agriculture uses, natural resource extraction uses, commercial #1 uses, community support and recreational uses, mobile home parks, and public service uses. The minimum lot size of this district is 0.25 acres, the minimum front setback is twenty (20) feet, and the minimum side and rear setbacks is five (5) feet. The present building improvements are a pre-existing legal, non-conforming use under the current zoning regulations.

Site Data

The subject site is shown on the town of Brandon Tax Map #20-51 as parcel #42. This property is irregular in shape and consists of 5.7 acres of land. The land is level on road grade, being entirely open with a spacious northernly and rear lawn area with woods located along the rear boundary. There are two (2) paved, single entrance driveways located off Prospect Street, one leads to a visitors parking area for approximately twenty-five (25) vehicles and the other leads to an employee parking area for approximately seventy-five (75) vehicles. Located at the rear of the land is a paved surface truck turn-around area and driveway leading to the shipping and receiving docks.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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There is municipal water and sewer, and overhead electrical and telephone service. The subject property is located on the National Flood Insurance Program's Flood Insurance Rate Map, Community Panel Number 5000900000-5C dated February 19, 1982. This property is not located within the designated flood hazard area.

Description of the Improvements

Located upon the above land parcel in a circa 1975 one-story steel frame building with several subsequent additions totaling approximately 30,418 square feet of building area. The building is built upon a concrete foundation and concrete slab.

The building exterior has steel siding, double hung and fixed glass windows, and a metal and rubber membrane roof. There is a front covered entry leading to the main office area, an additional covered entry leading into the main factory portion of the building, and a side and rear truck loading dock.

The interior layout of the building is briefly described as follows:

Main reception and waiting room, leading to the executive office area with conference room, engineering, accounting, and computer center.

The manufacturing area surrounds an open interior court yard, which is accessed of the employee's kitchenette and dining area. Located in the southwest corner of the building is a receiving area and the production staff offices; and a shipping area located at the rear of the building.

Located at the rear of the manufacturing area in the northwest corner of the building is an area set for spray finishing which has several large exhaust fans.

The building interior is primarily finished with drywalls and ceilings, vinyl tile and carpeted floors, and fluorescent lighting. The building is fully insulated and has propane gas-fired heating and air conditioning throughout. The building is completely sprinkled.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Although the original building was built in 1975, there have been several subsequent additions and extensive renovations, and the general physical condition is considered above average.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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VALUATION COMPARISON TECHNIQUES

Before turning to the direct analysis and valuation of Nexus Custom Electronics, Inc. an overall explanation of the general methods used to value businesses, especially small or family owned or controlled organizations needs to be outlined and explored. They are explained below in succinct form for a reader’s reference.

VALUATION METHODS OUTLINE

The purpose of this valuation report is to value the above noted contract manufacturing corporation that has been conducting business (in whole or part) for a substantial period of time. Based upon data, as explained below, the valuation we are seeking is a Fair Market Forced Liquidation Value as opposed to a Fair Market Value (FMV - Treasury Regulation 20.2031-1(b); Revenue Ruling 59-60, 1959-1 C.B. 237; as modified by Revenue Ruling 65-193; I.R.B. 1965-2, and Revenue Ruling 68-609, I.R.B. 1968-48) concept, or a book value. In order to obtain a corporate valuation, several methods can be selected including - Comparative Company Method utilizing Net Income or EBITDA, Excess Earnings Method and the Discounted Cash Flow method which encompasses Capitalization of Earnings or the Liquidation Method. In as much as the undersigned has been informed that a corporate foreclosure could be in process, the undersigned was requested to value Nexus Custom Electronics, Inc. under the Fair Market Forced Liquidation Method. For completeness of thought and understanding the most widely utilized and commonly engaged methods of valuing an organization will be outlined below.

Comparative Earnings Method Utilizing Net Income

The idea behind the Comparative Earnings Method is that the value of companies, organizations or service entities involving comparative ventures in the same or similar industry provide objective evidence as to values at which investors are willing to, value, buy or sell in a specific industry.

In applying the comparative earnings valuation approach, the consultant usually computes a value multiple for each comparative method or industry. The appropriate multiple is then determined and adjusted for the unique aspects of the organization being valued, namely a Net Income is computed. The multiple is then applied to the organization being valued to arrive at an estimate of value for either the entire organization and / or the appropriate ownership interest. A market multiple represents a ratio that expresses the fair market value of an organization as a percentage of annual net revenues (or financial position) as the denominator. Value multiples can either be computed on a per share basis or a total annual earnings or other measure. The most well known value multiple is price / earnings whereby a company’s stock price is divided by its earnings per share. Once a number of comparative organizations and their adjusted financial information has been selected, the last step is to determine and compute the appropriate earning multiples.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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In valuing organizations, such as Nexus Custom Electronics, Inc., the comparative method, also sometimes known as or referred to as Market Data Comparable Approach, is well known and utilized in the overall business services sector. The approach requires the analyst to have some first hand information of actual purchases or sales of similar organizations that are involved in or known as “electronic contract manufacturers” and evidence that these organizations are comparable in “economic fiber” to the subject organization under analysis. The database of comparative corporate data should be broad based and contain data involving a good number of organizations, related organizations and affiliated organizations in the electronic contract manufacturing business sector, in addition to geographic locations, sizes, average revenues, mark-ups utilized, and a whole host of other economic and financial data. While a significant amount of this type of information is often confidential in nature, a good number of such organizations that are similar to Nexus Custom Electronics, Inc. have available data via public / SEC sources and databases.

Based upon the above, in order to place all of the variable information into a usable number or guideline, a price-annual or revenue multiplier has often been utilized in recent years. Here, the subject corporation’s revenues are capitalized by the price-revenues multiple and the result is an estimate of the fair market value of the subject organization under analysis. While this approach can often require limited finance or economics as it analyzes organizations of a similar nature, the accuracy of the final valuation is also based upon general overall data often times referred to as a “rule of thumb” analysis.

This technique for electronic contract manufacturing sector is generally relied upon and has become more customized and tailored to the specific corporation or entity under analysis. Hence, this method would have been utilized if the undersigned was seeking a Fair Market Value of Nexus Custom Electronics Inc. organization.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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However, this valuation method denotes that the organization would continue operating in its normal mode of operation and remain a going concern. Since data has been presented to the undersigned that a possible corporate foreclosure is being considered that would effectively end the ability of the company to continue as a going concern, said valuation method will not be utilized herein to obtain a Fair Market Forced Liquidation Value for an electronic contract manufacturing services type organization.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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The Excess Earnings Method

The Excess Earnings Method was developed by the United States Treasury Department in 1920 in Appeals and Review Memorandum 34 (ARM 34). Its current version is found in Revenue Ruling 68-609. The excess earnings method is commonly used in valuing a wide variety of small businesses.

The idea for the Excess Earnings Method is to compute the company’s equity value based on the “appraised” value of tangible assets, plus an additional amount for intangible assets. A company’s tangible assets should provide a current return to its owners. Since there are risks associated with owning the company’s assets, the rate of return on those assets should be commensurate with the risks involved. That rate of return should be either the prevailing industry rate of return required to attract capital to that industry or an appropriate rate above the risk-free rate.

Any returns produced by the company above the rate on tangible assets are considered to arise from intangible assets of the organization. Accordingly, the weighted average capitalization rate for tangible assets and intangible assets should be equivalent to the capitalization rate for the entire company.

While the Internal Revenue Service and a substantial number of professionals in the Financial and Economic industries have come to utilize and rely upon this valuation technique, this method is usually employed and relied upon in the analysis of professional and medical practices. In these instances, it is the earnings of the professional that are above “normal compensation” as determined by industry standards that create the corporate value. In the matter at hand, especially for business service / business maintenance organizations, no such normal earnings or industry standards are collected, published or made available and therefore the excess earnings method, in spite of its sound fundamental and economic underpinnings, cannot be utilized for the present corporate valuation under analysis.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Discounted Net Cash Flow Approach

The Discounted Net Cash Flow Approach and the Capitalized Returns Approach are based upon the premise that the value of an ownership interest in a company is equal to the net present value of the future benefits of that ownership. The two (2) well known and accepted valuation approaches that directly use this premise are the Discounted Net Cash Flow Approach and the Capitalized Returns Approach.

The Capitalized Returns Approach tends to be the more appropriate valuation method when it appears that an organization’s current operations are indicative of its future operations (assuming a normal growth rate). On the other hand, if there is going to be a sale or transfer of an organization, the Discounted Net Cash Flow Approach tends to be more appropriate, since future returns could be expected to be “substantially different” from current operations. (“Substantially different” means materially greater or less than a normal growth rate.) In some cases, it may be desirable to use both of these approaches to estimate a company’s value.

The Discounted Net Cash Flow Approach requires an analyst to quantify the financial benefits associated with future ownership of a specific ongoing corporate organization. In order to achieve these goals, projection of net cash flows are made for a specific period of time, usually five (5) to eight (8) years. Usually, the projected number of years equates to the length of time it would take for an organization to create, from the ground up, a comparable on-going corporate entity that is competitive with the established organization. The projection requires an income forecast, usually by category of income (type of product, number of products sold, length of existing contracts and type of sales organization utilized), and expense forecast, based upon the normal expected future costs (allowing for inflation) to operate the organization and an investment forecast for expenditures on new equipment, if any, and a cost of capital forecast.

This last forecast takes into consideration the total capital structure of the organization, along with the inherent risks that inure to the specific organization in a specific industry based upon known or reasonably projected economic, financial, and legal ramifications as reflected in the discount rate chosen. The fair market value of the organization under analysis is then the cumulative present value of all future cash flows.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Since the laws, rules and regulations regarding electronic contract manufacturer providers, as reflected in the report herein above are mostly set, they are not subject to a constant revisions or alterations regarding their operations. In addition, the general operations of business service organizations are usually not effected by most of the ongoing changes in our national legal system, including multiple and sometimes conflicting national and state legislation. Thus, it would appropriate to utilize this method, as a check or support for the Comparative Market Method in the valuation of Nexus Custom Electronics, Inc. IF the organization had earned a profit in the proper periods AND was going to remain as a “going concern” in the overall stream of business and commerce.

Since data has been presented to the undersigned that a possible corporate foreclosure is being considered that would effectively end the ability of the company to continue as a going concern, said valuation method will not be utilized herein to obtain a Fair Market Forced Liquidation Value for an electronic contract manufacturing services type organization. Under a forced corporate foreclosure accurate or moderately accurate cash flow projections usually cannot be prepared or supported and are basically not relied upon for an organization in a potential foreclosure position. Thus, the potential foreclosure will not allow for accurate future projections and use of the Discounted Cash Flow Method.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Liquidation Approach

A Liquidation Value assumes that the company will not remain a going concern and the owner will sell its assets piecemeal. Usually, a liquidation sale will loose some or all of the value reflected by economic goodwill. The assessment of liquidation value must consider the time required to sell assets in an orderly fashion or the discounts associated with a fire sale (or both). The valuation should consider costs of liquidating assets, such as commissions, shrinkage of inventory and receivables, and ongoing operating expenses.

VALUE IN EXCHANGE, IN AN ORDERLY DISPOSITION

Under this premise, it is assumed subject assets are sold piecemeal, and not as part of a mass assemblage. It is assumed the assets are given an adequate level of exposure in their normal secondary marketplace.

However, due to the orderly disposition market transaction assumption, this premise does not contemplate any contributory value effect of the subject tangible assets on the intangible assets or of the subject intangible assets on the tangible assets.

VALUE IN EXCHANGE, IN A FORCED LIQUIDATION

Under this premise, it is assumed the subject assets are sold piecemeal, and not as part of a mass assemblage. It is also assumed the assets are not allowed a normal level of exposure of their normal secondary market. Rather, the assets are permitted an abbreviated level of exposure to a market of the highest bidders present (who may or may not represent the collective demand side marketplace for such assets), such as in an auction environment.

Due to the forced liquidation market transaction assumption, this premise assumes no contributory value (or other economic interrelationships) from the subject tangible assets to the subject intangible assets, or vice versa.

Hence, liquidation value is usually determined using one of the following premises - a) Orderly liquidation that includes selling the assets over a reasonable time period to get the highest price for each; or b) Forced Liquidation that includes selling the assets as quickly as possible, such as at an auction. (Forced liquidation value is sometimes called auction value.)

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Liquidation value considers not only the proceeds from selling the assts, but also the selling costs, the costs to hold the assets until their sale and other expenses. Typically, although not always, when valuing an interest with absolute control, a company's net liquidation value represents the lower limit of value. The Liquidation method should be considered when:

a. The company is in liquidation such as Chapter 7 bankruptcy.

b. The company's current and projected net cash flows from continuing operations are low compared to net assets, and the company is worth more dead than alive. Then, the company's liquidation value might be its maximum potential value and the only usable indicator of value to the owners.

c. The company's current and projected cash flows from continuing operations are low enough that its liquidation value is almost equal to its going concern value. Some owners may prefer liquidation, while others may prefer continued operation. Then, both the liquidation value method and going-concern methods may be considered in valuing the business.

d. The company is a multi-division or multi-subsidiary holding company where some divisions are profitable and others are not.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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NEXUS CORPORATE DEBT AND OBLIGATIONS - as of October 31, 2007

The undersigned has been informed by Management and independent Corporate Counsel that the following table below represents the correct and most accurate listing (rounded to the nearest dollar) of principal and interest outstanding under the Assigned Documents as of October 31, 2007:

Total Debentures (Principals)	$8,907,620

Total Debentures (Interest)	556,515

Term Note (Principal)	520,000

Term Note (Interest)	16,369

Revolving Note (Principal)	1,207,342

Revolving Note (Interest)	37,330

Total	$11,245, 176

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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NEXUS CUSTOM ELECTRONICS, INC. - INITIAL APPRAISAL VALUATION

Base upon data and appraisal reports supplied the undersigned, as of October 29, 2007 the following is a listing of the Nexus Custom Electronics, Inc. Corporate Collateral.

Appraised Value

PROPERTY: Plant and Equipment

Brandon Machinery & Equipment (September 2007 appraisal)	$896,000
Woburn Machinery & Equipment (September 2007 appraisal)	704,000
Brandon Land & Building (November 2006 appraisal)	1,200,000

Total Property - Plant and Equipment	$2,800,000

Accounts Receivable (Net of Contras)	$870,211

Inventory

Brandon Inventory:	Active	$1,480,822
	Slow Moving	1,540,277
	Total	$3,021,099

Woburn Inventory Total	$683,989

Total Inventory	$3,705,088

Total of Assets Excluding Cash	$7,375,299

Combining all of the above data into a succinct economic scenario affords the undersigned the opportunity to appropriately determine a Fair Market Forced Liquidation Value of the Nexus Custom Electronics Corporation as of October 31, 2007.

In order to determine this valuation in an orderly and scholarly manner, each of the items above will be recalculated into a Forced Liquidation Value and then retotalled in order to present a summarized forced liquidation value of the organization.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Machinery and Equipment

Corporate machinery and equipment have been independently appraised via a desktop orderly liquidation appraisal report dated September 4, 2007, with an effective date of August 31, 2007. In that report "leased equipment" was included. This leased equipment constitutes approximately $395,000 of the $1,600,000 of machinery and equipment. Presuming that those who foreclosed on the existing Nexus Custom Electronics, Inc. ongoing corporation do not assume or honor the existing leased equipment obligations, then the value of the machinery and equipment per the orderly liquidation value appraisal becomes $1,205,000.

In as much as the appraisal was denoted as in orderly liquidation valuation, wherein the appraiser Paul J. Finn of Joseph Finn Co., Inc. of Newton, Massachusetts defines Orderly Liquidation Value as:

Orderly Liquidation Value as a professional opinion of the estimated most probable price expressed in terms of currency which the subject equipment could typically realize at a privately negotiated sale, properly advertised and professionally managed, by a seller obligated to sell over an extended period of time, usually within six to twelve months, as of the effective date of the appraisal report. Further, the ability of the asset group to draw sufficient prospective buyers to insure competitive offers is considered. All assets are to be sold on a piecemeal basis "as is" with purchases responsible for removal of assets at their own risk and expense. Any deletions or additions to the total assets appraised could change the psychological and/or monetary appeal necessary to gain the value indicated.

As clearly noted, the value is for an orderly liquidation as opposed to a forced liquidation value. Translating an orderly liquidation value into a forced liquidation value, the undersigned denoted that significant selling and administrative expenses need to be deducted, as well as a significant discount that buyers would place on the value of the assets noting that the liquidation was forced and needs to be concluded in a timely manner. Thus, it is the opinion of the undersigned that the Fair Market Forced Liquidation value of the machinery and equipment excluding the leased equipment is valued at $785,000.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Corporate Real Estate

Corporate real estate has been independently appraised via a summary limited appraisal report dated November 21, 2006, with an effective date of November 17, 2006. In that report, the appraisal is denoted as the Fair Market Value of the fee simple title of the real estate property located at 402 Prospect Street in Brandon, Vermont. The appraised property consists of a one-story steel-framed building of approximately 30,418 square feet located upon a 5.7 acre parcel of land.

In as much as the real estate appraisal was a fair market value of the fee simple title of the real estate and allowing normal market exposure of up to one year, the appraiser did not take into account the components and forces for a Fair Market Forced Liquidation Value of the real estate. Translating a fair market value real estate appraiser report into a forced liquidation value, the undersigned denotes that significant selling and administrative expenses need to be deducted, as well as a significant discount that buyers would place on the value of the real estate noting that the liquidation was forced and the property needs to be sold and concluded in a timely manner. Thus, it is the opinion of the undersigned the Fair Market Forced Liquidation value of the real estate is valued at $840,000, under a forced liquidation of the property.

CORPORATE INVENTORY (REGULAR INVENTORY)

Corporate inventory (both Brandon inventory and Woburn inventory) is carried on the corporate books according to GAAP policies, practices, and procedures. Such GAAP policies, practices, and procedures do not take into account a forced liquidation.

As clearly noted, the value for the inventory is accounted for under GAAP as opposed to the economics and finance of a forced liquidation value. Translating regular / standard inventory accounted for under GAAP value into a forced liquidation value, the undersigned denotes that significant selling and administrative expenses need to be deducted, as well as a significant discount that buyers would place on the value of the inventory noting that the liquidation was forced and needs to be concluded in a timely manner. Thus, it is the opinion of the undersigned that the Fair Market Forced Liquidation value of the regular inventory (also referred to as active inventory) under a forced liquidation should be valued at $1,515,000.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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CORPORATE INVENTORY (SLOW MOVING / OBSOLETE)

Corporate inventory (both Brandon inventory and Woburn inventory) as noted above, is carried on the corporate books according to GAAP policies, practices, and procedures. Such GAAP policies, practices, and procedures do not take into account a combination of obsolescence and / or a forced liquidation.

As clearly noted, the value for the inventory is accounted for under GAAP as opposed to the economics and finance of a combination of obsolescence and / or a forced liquidation. Translating obsolete / slow moving inventory accounted for under GAAP value into a forced liquidation value, the undersigned denotes that significant selling and administrative expenses need to be deducted, as well as a significant discount that buyers would place on the value of the obsolete / slow moving inventory noting that the liquidation was forced and needs to be concluded in a timely manner.

Thus, it is the opinion of the undersigned that the Fair Market Forced Liquidation value of the obsolete / slow moving inventory (also referred to as "written down" or "written off" inventory) under a forced liquidation should be valued at $150,000.

CORPORATE ACCOUNTS RECEIVABLE

Corporate accounts receivable (both Brandon inventory and Woburn inventory) are carried on the corporate books according to GAAP policies, practices, and procedures. Such GAAP policies, practices, and procedures do not take into account a forced corporate liquidation. However, it is well documented that when ongoing organizations are foreclosed upon and / or cease to operate, a significant percentage of organizations that owe the foreclosed organization equitable funds either fail to pay, settle at a reduced rate, or otherwise negotiate a discount.

As clearly noted, the value for accounts receivable is accounted for under GAAP as opposed to the economics and finance of a forced liquidation. Translating accounts receivable accounted for under GAAP value into a forced liquidation value, the undersigned denotes that significant recordkeeping and administrative expenses need to be deducted, as well as a discount that would accumulate based upon those who owe funds who either fail to pay, pay significantly late, and those who negotiate a settlement for their account, based upon the fact that the corporation was liquidated via a forced liquidation and needs to be concluded in a timely manner.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Thus, it is the opinion of the undersigned that the Fair Market Forced Liquidation value of the accounts receivable (also referred to as "written down" or "written off" accounts receivable inventory) under a forced liquidation should be valued at $695,000.

OTHER CORPORATE ASSETS

Based upon information provided the undersigned, other than cash, Nexus Custom Electronics, Inc. does not own any significant assets not accounted for in this analysis. An entry denoted as "Identifiable intangibles" contains a variety of items, but does not contain any specific patents, trademarks, or other significant income producing items. Without the ongoing economic fiber of the existing corporation, and without specific documented legal protection; the "Identifiable intangibles" would have a greatly diminished value.

While the "Identifiable Intangibles" are accounted for under GAAP, this accounting does not take into account the economics and finances of a forced liquidation. Translating certain "Intangibles" accounted for under GAAP value into a forced liquidation value, without an ongoing master corporate entity to hold these "intangibles" into an agglomerated entity, the undersigned denotes that a significant discount should accrue to these items, as buyers, if any could be located, would place on the value of the "intangibles" noting that the liquidation was forced and needs to be concluded in a timely manner.

Thus, it is the opinion of the undersigned that the Fair Market Forced Liquidation value of the "Identifiable Intangibles" under a forced liquidation should be valued at $120,000.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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CORPORATE FINANCIAL SUPPORT

In addition and in support for the liquidation valuation approach, the undersigned examined the Income Statement for Nexus Custom Electronics, Inc. for the period July 1, 2007 to September 30, 2007, as well as other prior years income documentation. Simply stated, the organization has almost consistently failed to produce a profit and without significant outside financing will soon become totally insolvent and unable to meet its financial obligations. As of September 30, 2007, the corporation, in addition had a negative working capital ratio with total current liabilities exceeding total current assets by $2.0 million. Thus, an overall corporate financial analysis review denotes and supports that the liquidation valuation method is appropriate at this time.

Lastly, note is made of the fact that as of September 30, 2007, the corporation had a negative total equity of $7,521,000. This when combined with a negative working capital ratio and the inability to produce an ongoing profit, not only supports the liquidation valuation method, but supports the significant probability that the corporation would be unable to obtain independent third party financing in order to continue to carry out its functions and remain an ongoing business concern.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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NEXUS CUSTOM ELECTRONICS, INC. - FORCED LIQUIDATION VALUATION

Based upon data and appraisal reports supplied the undersigned, as of October 29, 2007 the following detailed the Force Liquidation Valuation of the Nexus Custom Electronics, Inc.

Liquidation Value

PROPERTY: Plant and Equipment

Brandon and Woburn Machinery & Equipment	$785,000
Brandon Land and Building	840,000

Total Property - Plant and Equipment	$1,625,000

Accounts Receivable (Net of Contras)	$695,000

Inventory

Brandon and Woburn (Active Inventory) $1,515,000
(Slow Moving Inventory) 150,000

Total Inventory	$1,665,000

Identifiable Intangibles	$120,000

Total of Assets Excluding Cash (Rounded)	$4.100,000
(Forced Liquidation Valuation)

The above total of $4,100,000 appropriately represents the Fair Market Forced Liquidation Value of the Nexus Custom Electronics Corporation as of October 31, 2007, on a category by category basis, aside from cash that might be held by the organization.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Forced Liquidation Value in Relation to Corporate Debt

Special note is made of the fact that when comparing the Fair Market Force Liquidation value of the organization to the TOTAL debt under the Assignment Documents as of October 31, 2007, the Assigned Debt of the organization is approximately $7,145,000 greater than the Liquidation Value of Nexus Custom Electronics, Inc., as of October 31, 2007.

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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RECONCILIATION AND FINAL VALUE ESTIMATES

CORPORATE FORCED LIQUIDATION VALUATION

Nexus Custom Electronics, Inc.

Fair Market Forced Liquidation Valuation

Four (4) separate approaches to value (comparative market approach, discounted net cash flow, excess earnings approach and liquidation approach) were potentially utilized in estimating the Fair Market Forced Liquidation Valuation of - Nexus Custom Electronics, Inc. that is under analysis. The following is a brief summary of each method and the value indication provided by the analysis of each.

Fair Market Values
Valuation Approach	($ Dollars)

Comparative Market Approach	N/A

Discounted Net Cash Flow	N/A

Excess Earnings Approach	N/A

Liquidation Approach - Forced Liquidation	$4,100,000

Final Reconciled Force Liquidation Valuation - October 31, 2007	-$4,100,000
(United States Dollars)

The final corporate valuation amount noted above is based upon the valuation methods utilized in this valuation report. The factors that are brought to bear in determining the final valuation are - quantity and quality of the individual information available, the experience, judgment and education of the appraiser, Dr. Kenneth Eugene Lehrer, and the degree of confidence placed on each valuation technique by the appraiser in regard to the specific organization under analysis.

Valuation by: _______________________________ Dr. Kenneth Eugene Lehrer November, 2007

Lehrer Financial Economic Advisory ServiceS / 5555 Del Monte Dr. - St. 802 / Houston, Tx. 77056 / (713) 972-7912; FAX (713) 964-0444

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Company Name	Last Name	First Name	Middle Name
nexus nano			

Street Address	City	State	Zip	Original Filing Number

SSN	FEIN	Filing Date Range (mm/dd/yyyy)		Filing Jurisdiction

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Important: The Public Records and commercially available data sources used in this system have errors. Data is sometimes entered poorly, processed incorrectly and is generally not free from defect. This system should not be relied upon as definitively accurate. Before relying on any data this system supplies, it should be independently verified. For Secretary of State documents, the following data is for information purposes only and is not an official record. Certified copies may be obtained from that individual state's Department of State.

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All	Debtor/Secured Party	Filing Information
	Debtor - NEXUS NANO ELECTRONICS, INC. Debtor Address - 402 PROSPECT ST, BRANDON VT 05733-4443 Secured - YA GLOBAL INVESTMENTS, L.P. Secured Address - 101 HUDSON ST STE 3700, JERSEY CITY NJ 07302-3934	Filing Type - INITIAL FILING Original Filing Date - Aug 01, 2007 Original Filing Number - 2007024948-2 Filing Jurisdiction - NEVADA
	Debtor - NEXUS NANO ELECTRONICS, INC. Debtor Address - 402 PROSPECT ST, BRANDON VT 05733-4443 Secured - CORNELL CAPITAL PARTNERS, LP Secured Address - 101 HUDSON ST STE 3700, JERSEY CITY NJ 07302-3934	Filing Type - INITIAL FILING Original Filing Date - Mar 21, 2007 Original Filing Number - 2007008715-9 Filing Jurisdiction - NEVADA

Export to Excel Records: 1 to 2 of 2

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Page 1 of 1

State of NEVADA UCC

Original Filing Number: 2007008715-9
Filing Type: INITIAL FILING
Filing Date: 03/21/2007
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 200 N CARSON, CARSON CITY NV 89701

Debtor Party(s):
Debtor: NEXUS NANO ELECTRONICS, INC.
Debtor Address: 402 PROSPECT ST, BRANDON VT 05733-4443

Secured Party(s):
Secured: CORNELL CAPITAL PARTNERS, LP
Secured Address: 101 HUDSON ST STE 3700, JERSEY CITY NJ 07302-3934

Filing(s):
Filing: INITIAL FILING
Filing Number: 2007008715-9
Filing Date: 03/21/2007
Filing Expiration Date: 03/21/2012

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State of NEVADA UCC

Original Filing Number: 2007024948-2
Filing Type: INITIAL FILING
Filing Date: 08/01/2007
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 200 N CARSON, CARSON CITY NV 89701

Debtor Party(s):
Debtor: NEXUS NANO ELECTRONICS, INC.
Debtor Address: 402 PROSPECT ST, BRANDON VT 05733-4443

Secured Party(s):
Secured: YA GLOBAL INVESTMENTS, L.P.
Secured Address: 101 HUDSON ST STE 3700, JERSEY CITY NJ 07302-3934

Filing(s):
Filing: INITIAL FILING
Filing Number: 2007024948-2
Filing Date: 08/01/2007
Filing Expiration Date: 08/01/2012

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Printing Record.... Page 1 of 1

Debtor - NEXUS NANO ELECTRONICS, INC.
Debtor Address - 402 PROSPECT ST, BRANDON VT 05733-4443
Filing Type - INITIAL FILING
Date Filed - Aug 01, 2007
Original Filing Number - 2007024948-2
Filing Jurisdiction - NEVADA
Secured Party - YA GLOBAL INVESTMENTS, L.P.
Secured Address - 101 HUDSON ST STE 3700, JERSEY CITY NJ 07302-3934

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Printing Record....

Page 1 of 1

Debtor - NEXUS NANO ELECTRONICS, INC.
Debtor Address - 402 PROSPECT ST, BRANDON VT 05733-4443
Filing Type - INITIAL FILING
Date Filed - Mar 21, 2007
Original Filing Number - 2007008715-9
Filing Jurisdiction - NEVADA
Secured Party - CORNELL CAPITAL PARTNERS, LP
Secured Address - 101 HUDSON ST STE 3700, JERSEY CITY NJ 07302-3934

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11/28/2007

Debtor – Nexus Custom Electronics

Vermont

UCC-1 Filing 93-33148
Filed 7/21/93
Secured Party – Genrad Inc.
Description – Specified equipment

UCC-3 Assignment Filing 94-39894
Filed 1/17/01
Secured Party – BNY Financial Corporation as Agent, GMAC Commercial Credit, LLC
Description – Computer equipment, specified fixtures, contract rights

UCC-1 Filing 95-51514
Filed 3/20/95
Secured Party – Vermont National Bank
Description – Unspecified and proceeds

UCC-1 Filing 95-51657
Filed 3/24/95
Secured Party – Fuji America Corporation
Description – Accounts Receivable and proceeds, equipment

UCC-3 Amendment Filing 95-51662
Filed 6/16/95
Secured Party – Fuji America Corporation
Description – Accounts Receivable and proceeds, equipment

UCC-1 Filing 95-56593
Multiple Debtor – Jaco Electronics, Inc.
Filed 8/23/95
Secured Party – Reifsnyder

UCC-3 Assignment Filing 95-57541
Filed 8/4/97
Secured Party – BNY Financial Corporation, as Agent
Description – Unspecified and proceeds

UCC-1 Filing 97-75830
Filed 1/13/97
Secured Party – KeyCorp Leasing, Ltd.
Description – Unspecified

MI-253716 v1

UCC-1 Filing 97-77642
Filed 3/10/97
Secured Party – KeyCorp Leasing Ltd.
Description – Unspecified

UCC-1 Filing 97-82382
Filed 7/2/97
Secured Party – KeyCorp Leasing Ltd.
Description – Unspecified

UCC-1 Filing 98-91535
Filed 2/25/98
Secured Party – KeyCorp Leasing
Description – Unspecified

UCC-1 Filing 99-113569
Filed 8/5/99
Secured Party – Keycorp Leasing
Description – Unspecified

UCC-1 Filing 99-114865
Filed 9/9/99
Secured Party – Canon Financial
Description – Business Machinery

UCC-1 Filing 01-135442
Filed 2/20/01
Secured Party – Pioneer Standard
Description – Unspecified

UCC-1 Filing 05-193346
Filed 10/25/05
Secured Party – Arrow Electronics, Inc.
Collateral – Inventory

<u>Massachusetts</u>

UCC-1 Filing 94221612
Filed 3/15/94
Secured Party – BNY Financial and GMAC Commercial Credit

UCC-1 Filing 95338458
Filed 9/15/95
Secured Party – BNY Financial Corporation

- 2 -

New York
UCC-3 Assignment Filing 94047963
Filed 1/14/94
Secured Party – GMAC Credit LLC, as Agent

UCC-3 Continuation Filing 94047963
Filed 3/14/94
Secured Party – BNY Financial Corporation, as Agent

UCC-3 Assignment Filing 95186764
Filed 8/1/97
Secured Party – BNY Financial Corporation, as Agent

UCC-3 Assignment Filing 95175169
Filed 8/28/95
Secured Party – Reifsynder

Florida

UCC-3 Amendment filed 200407923665
Filed 8/14/07
Multiple Debtor – NECI Acquisition, Inc.
Secured Party – Comerica Bank

Delaware

UCC-1 Filing 4092903 6
Filed 4/2/04
Secured Party – US Bancorp
Collateral – Business machinery and equipment leased

- 3 -

Page 1 of 1

State of VERMONT UCC

Original Filing Number: 93-33148
Filing Type: INITIAL FILING
Filing Date: 07/21/1993
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: PAVILION OFFICE BUILDING, MONTPELIER VT 05602

Debtor Party(s):
- Debtor: NEXUS CUSTOM ELECTRONICS
- Debtor Address: PROSPECT ST. BRANDON VT 05733

Secured Party(s):
- Secured: GENRAD INC
- Secured Address: 300 BAKER AVE, CONCORD MA 01742-2131

Filing(s):
- Filing: INITIAL FILING
- Filing Number: 93-33148
- Filing Date: 07/21/1993

Collateral(s):
- Description: EQUIPMENT SPECIFIED

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State of VERMONT UCC

Original Filing Number: 94-39894
Filing Type: ASSIGNMENT
Filing Date: 03/15/1994
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 26 TERRACE ST, MONTPELIER VT 05602

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS INC
Debtor Address: PO BOX 250, BRANDON VT 05733-0250

Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PO BOX 250, BRANDON VT 05733-0250

Secured Party(s):
Secured: BNY FINANCIAL CORPORATION, AS AGENT
Secured Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Secured: THE BANK OF NEW YORK
Secured Address: 530 5TH AVE, NEW YORK NY 10036-5101

Secured: THE BANK OF NEW YORK COMMERCIAL CORPORATION, AS AGENT
Secured Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Assignee Party(s):
Assignee: BNY FINANCIAL CORPORATION, AS AGENT
Assignee Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Assignee: GMAC COMMERCIAL CREDIT LLC, AS AGENT, AS SUCCESSOR-IN-INTEREST
Assignee Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Filing(s):
Filing: ASSIGNMENT
Filing Number: 94-39894
Filing Date: 01/17/2001

Filing: CONTINUATION
Filing Number: 94-39894
Filing Date: 10/14/1998

Filing: ASSIGNMENT
Filing Number: 94-39894
Filing Date: 08/04/1997

Filing: INITIAL FILING
Filing Number: 94-39894
Filing Date: 03/15/1994

Collateral(s):
Description: COMPUTER EQUIPMENT SPECIFIED;FIXTURES SPECIFIED;CONTRACT RIGHTS SPECIFIED;ACCOUNT(S) SPECIFIED;MACHINERY SPECIFIED;GENERAL INTANGIBLE(S) SPECIFIED;ACCOUNTS RECEIVABLE SPECIFIED;INVENTORY SPECIFIED;CHATTEL PAPER SPECIFIED;EQUIPMENT SPECIFIED
Description: RIGHTS

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State of VERMONT UCC

Original Filing Number: 95-51514
Filing Type: INITIAL FILING
Filing Date: 03/20/1995
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: PAVILION OFFICE BUILDING, MONTPELIER VT 05602

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.

Secured Party(s):
Secured: VERMONT NATIONAL BANK
Secured Address: 87 WEST ST, RUTLAND VT 05701-3452

Filing(s):
Filing: INITIAL FILING
Filing Number: 95-51514
Filing Date: 03/20/1995

Collateral(s):
Description: UNSPECIFIED AND PROCEEDS

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State of VERMONT UCC

Original Filing Number: 95-51657
Filing Type: INITIAL FILING
Filing Date: 03/24/1995
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: PAVILION OFFICE BUILDING, MONTPELIER VT 05602

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PO BOX 250, BRANDON VT 05733-0250

Secured Party(s):
Secured: FUJI AMERICA CORPORATION
Secured Address: 171 CORPORATE WOODS PKWY, VERNON HILLS IL 60061-3109

Filing(s):
Filing: INITIAL FILING
Filing Number: 95-51657
Filing Date: 03/24/1995

Collateral(s):
Description: ACCOUNTS RECEIVABLE AND PROCEEDS;EQUIPMENT AND PROCEEDS;CONTRACT RIGHTS AND PROCEEDS;CHATTEL PAPER AND PROCEEDS

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State of VERMONT UCC

Original Filing Number: 95-51662
Filing Type: AMENDMENT
Filing Date: 03/24/1995
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: PAVILION OFFICE BUILDING, MONTPELIER VT 05602

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PO BOX 250, BRANDON VT 05733-0250

Secured Party(s):
Secured: RUTLAND ECONOMIC DEVELOPMENT CORPORATION
Secured Address: 256 N MAIN ST, RUTLAND VT 05701-2422

Filing(s):
Filing: AMENDMENT
Filing Number: 95-51662
Filing Date: 06/16/1995

Filing: INITIAL FILING
Filing Number: 95-51662
Filing Date: 03/24/1995

Collateral(s):
Description: UNSPECIFIED

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State of VERMONT UCC

Original Filing Number: 95-56593
Filing Type: INITIAL FILING
Filing Date: 08/23/1995
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 109 STATE ST, MONTPELIER VT 05609

Debtor Party(s):
Debtor: JACO ELECTRONICS, INC.
Debtor Address: 145 OSER AVE, HAUPPAUGE NY 11788-3725

Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: 145 OSER AVE, HAUPPAUGE NY 11788-3725

Secured Party(s):
Secured: LEASING SERVICES, INCORPORATED
Secured Address: 134 BEACH ST, BOSTON MA 02111-2817

Assignee Party(s):
Assignee: MARY ANN REIFSNYDER
Assignee Address: 501 S 10TH ST, LEBANON PA 17042-6607
Assignee SSN/FEIN: 197-20-xxxx

Assignee: PERRY REIFSNYDER
Assignee Address: 501 S 10TH ST, LEBANON PA 17042-6607
Assignee SSN/FEIN: 171-20-xxxx

Filing(s):
Filing: INITIAL FILING
Filing Number: 95-56593
Filing Date: 08/23/1995

Collateral(s):
Description: EQUIPMENT INCLUDING PROCEEDS AND PRODUCTS

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State of VERMONT UCC

Original Filing Number: 95-57541
Filing Type: ASSIGNMENT
Filing Date: 09/15/1995
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 109 STATE ST, MONTPELIER VT 05609

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PO BOX 250, BRANDON VT 05733-0250

Secured Party(s):
Secured: THE BANK OF NEW YORK COMMERCIAL CORPORATION, AS AGENT
Secured Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Assignee Party(s):
Assignee: BNY FINANCIAL CORPORATION, AS AGENT
Assignee Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Filing(s):
Filing: ASSIGNMENT
Filing Number: 95-57541
Filing Date: 08/04/1997

Filing: INITIAL FILING
Filing Number: 95-57541
Filing Date: 09/15/1995

Collateral(s):
Description: UNSPECIFIED INCLUDING PROCEEDS AND PRODUCTS

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State of VERMONT UCC

Original Filing Number: 97-75830
Filing Type: INITIAL FILING
Filing Date: 01/13/1997
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 26 TERRACE ST, MONTPELIER VT 05602

Debtor Party(s):
- Debtor: NEXUS CUSTOM ELECTRONICS, INC.
- Debtor Address: PROSPECT ST, BRANDON VT 05733

Secured Party(s):
- Secured: KEYCORP LEASING LTD
- Secured Address: 54 STATE ST, ALBANY NY 12207-2524

Filing(s):
- Filing: INITIAL FILING
- Filing Number: 97-75830
- Filing Date: 01/13/1997

Collateral(s):
- Description: UNSPECIFIED

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State of VERMONT UCC

Original Filing Number: 97-77642
Filing Type: INITIAL FILING
Filing Date: 03/10/1997
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 26 TERRACE ST, MONTPELIER VT 05602

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PROSPECT ST, BRANDON VT 05733

Secured Party(s):
Secured: KEYCORP LEASING LTD.
Secured Address: 54 STATE ST, ALBANY NY 12207-2524

Filing(s):
Filing: INITIAL FILING
Filing Number: 97-77642
Filing Date: 03/10/1997

Collateral(s):
Description: UNSPECIFIED

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State of VERMONT UCC

Original Filing Number: 97-82382
Filing Type: INITIAL FILING
Filing Date: 07/02/1997
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 26 TERRACE ST, MONTPELIER VT 05602

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PROSPECT ST, BRANDON VT 05733

Secured Party(s):
Secured: KEYCORP LEASING LTD.
Secured Address: 54 STATE ST, ALBANY NY 12207-2524

Filing(s):
Filing: INITIAL FILING
Filing Number: 97-82382
Filing Date: 07/02/1997

Collateral(s):
Description: UNSPECIFIED

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State of VERMONT UCC

Original Filing Number: 98-91535
Filing Type: INITIAL FILING
Filing Date: 02/25/1998
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 26 TERRACE ST, MONTPELIER VT 05602

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC
Debtor Address: PROSPECT ST, BRANDON VT 05733

Secured Party(s):
Secured: KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC.
Secured Address: 54 STATE ST FL 9TH, ALBANY NY 12207-2524

Filing(s):
Filing: INITIAL FILING
Filing Number: 98-91535
Filing Date: 02/25/1998

Collateral(s):
Description: UNSPECIFIED

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State of VERMONT UCC

Original Filing Number: 99-113569
Filing Type: INITIAL FILING
Filing Date: 08/05/1999
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 26 TERRACE ST, MONTPELIER VT 05602

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PROSPECT ST, BRANDON VT 05733

Secured Party(s):
Secured: KEYCORP LEASING A DIVISION OF KEY CORPORATE CAPITAL INC.
Secured Address: 54 STATE ST, ALBANY NY 12207-2524

Filing(s):
Filing: INITIAL FILING
Filing Number: 99-113569
Filing Date: 08/05/1999

Collateral(s):
Description: UNSPECIFIED AND PROCEEDS

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State of VERMONT UCC

Original Filing Number: 99-114865
Filing Type: INITIAL FILING
Filing Date: 09/09/1999
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 26 TERRACE ST, MONTPELIER VT 05602

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS INC
Debtor Address: 402 PROSPECT ST, BRANDON VT 05733-4443

Secured Party(s):
Secured: CANON FINANCIAL SERVICES, INC.
Secured Address: 200 COMMERCE SQUARE BLVD, BURLINGTON NJ 08016-1271

Filing(s):
Filing: INITIAL FILING
Filing Number: 99-114865
Filing Date: 09/09/1999
Contract Type: LEASE

Collateral(s):
Description: BUSINESS MACHINERY/EQUIPMENT LEASED AND PROCEEDS
Serial Number: NNX01111
Description: BUSINESS MACHINERY/EQUIPMENT LEASED AND PROCEEDS
Serial Number: NNU00449

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State of VERMONT UCC

Original Filing Number: 01-135442
Filing Type: INITIAL FILING
Filing Date: 02/20/2001
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 26 TERRACE ST, MONTPELIER VT 05602

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRIC
Debtor Address: W PROSPECT ST, BRANDON VT 05733

Secured Party(s):
Secured: PIONEER-STANDARD ELECTRONICS, INC.
Secured Address: 4800 E 131ST ST, GARFIELD HEIGHTS OH 44105-7132

Filing(s):
Filing: INITIAL FILING
Filing Number: 01-135442
Filing Date: 02/20/2001

Collateral(s):
Description: UNSPECIFIED

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State of VERMONT UCC

Original Filing Number: 05-193346
Filing Type: INITIAL FILING
Filing Date: 10/25/2005
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 26 TER ST, MONTPELIER VT 05609

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS
Debtor Address: 402 PROSPECT ST, BRANDON VT 05733-4443

Secured Party(s):
Secured: ARROW ELECTRONICS INC.
Secured Address: 60 MARCUS DR, MELVILLE NY 11747-4210

Filing(s):
Filing: INITIAL FILING
Filing Number: 05-193346
Filing Date: 10/25/2005

Collateral(s):
Description: INVENTORY

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State of MASSACHUSETTS UCC

Original Filing Number: 95338458
Filing Type: UCC-1 ORIGINAL
Filing Date: 09/15/1995

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PO BOX 250, BRANDON VT 05733-0250

Creditor Party(s):
Creditor: BANK OF NEW YORK COMMERCIAL, CORPORATION
Creditor Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Assignee Party(s):
Assignee: B. N. Y. FINANCIAL, CORPORATION
Assignee Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Filing(s):
Filing: ASSIGNMENT
Filing Number: 97487206
Filing Date: 08/04/1997

Filing Number: 95338458

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State of MASSACHUSETTS UCC

Original Filing Number: 94221612
Filing Type: UCC-1 ORIGINAL
Filing Date: 03/15/1994

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PO BOX 250, BRANDON VT 05733-0250

Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PROSPECT ST, BRANDON VT 05733

Creditor Party(s):
Creditor: B. N. Y. FINANCIAL, CORPORATION
Creditor Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Creditor: BANK OF NEW YORK COMMERCIAL, CORPORATION
Creditor Address: 530 5TH AVE, NEW YORK NY 10036-5101

Creditor: BANK OF NEW YORK COMMERCIAL, CORPORATION
Creditor Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Creditor: BANK OF NEW YORK COMMERCIAL, CORPORATION
Creditor Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10036

Assignee Party(s):
Assignee: B. N. Y. FINANCIAL, CORPORATION
Assignee Address: 1290 OF THE AMERICAS, NEW YORK NY 10104

Assignee: G. M. A. C. COMMERCIAL CREDIT, L. L. C.
Assignee Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Filing(s):
Filing: ASSIGNMENT
Filing Number: 01771321
Filing Date: 01/16/2001

Filing: CONTINUATION
Filing Number: 98583281
Filing Date: 10/13/1998

Filing: ASSIGNMENT
Filing Number: 97487209
Filing Date: 08/04/1997

Filing: AMENDMENT
Filing Number: 95338456
Filing Date: 09/15/1995

Filing Number: 94221612

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State of NEW YORK UCC

Original Filing Number: 94047963
Filing Type: ASSIGNMENT
Filing Date: 01/14/1994
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 162 WASHINGTON AVE, ALBANY NY 12210

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PROSPECT ST, BRANDON VT 05733

Secured Party(s):
Secured: BNY FINANCIAL CORPORATION, AS AGENT
Secured Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Assignee Party(s):
Assignee: GMAC COMMERCIAL CREDIT LLC, AS AGENT
Assignee Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Filing(s):
Filing: ASSIGNMENT
Filing Number: 01010093
Filing Date: 01/16/2001

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State of NEW YORK UCC

Original Filing Number: 94047963
Filing Type: CONTINUATION
Filing Date: 03/14/1994
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 162 WASHINGTON AVE, ALBANY NY 12210

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PO BOX 250, BRANDON VT 05733-0250

Secured Party(s):
Secured: BNY FINANCIAL CORPORATION, AS AGENT
Secured Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Secured: THE BANK OF NEW YORK COMMERCIAL CORPORATION
Secured Address: 630 5TH AVE, NEW YORK NY 10111-0001

Secured: THE BANK OF NEW YORK COMMERCIAL CORPORATION, AS AGENT
Secured Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Assignee Party(s):
Assignee: BNY FINANCIAL CORPORATION, AS AGENT
Assignee Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Filing(s):
Filing: CONTINUATION
Filing Number: 98216416
Filing Date: 10/13/1998

Filing: ASSIGNMENT
Filing Number: 97160128
Filing Date: 08/01/1997

Filing: AMENDMENT
Filing Number: 95187993
Filing Date: 09/18/1995

Filing: INITIAL FILING
Filing Number: 94047963
Filing Date: 03/14/1994

Collateral(s):
Description: INVENTORY ALL INCLUDING PROCEEDS AND PRODUCTS;GENERAL INTANGIBLE(S) ALL INCLUDING PROCEEDS AND PRODUCTS;FIXTURES ALL INCLUDING PROCEEDS AND PRODUCTS;EQUIPMENT ALL INCLUDING PROCEEDS AND PRODUCTS;ACCOUNT(S) ALL INCLUDING PROCEEDS AND PRODUCTS

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State of NEW YORK UCC

Original Filing Number: 95186764
Filing Type: ASSIGNMENT
Filing Date: 09/15/1995
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 162 WASHINGTON AVE, ALBANY NY 12210

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: PO BOX 250, BRANDON VT 05733-0250

Secured Party(s):
Secured: THE BANK OF NEW YORK COMMERCIAL CORPORATION, AS AGENT
Secured Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Assignee Party(s):
Assignee: BNY FINANCIAL CORPORATION, AS AGENT
Assignee Address: 1290 AVENUE OF THE AMERICAS, NEW YORK NY 10104-0101

Filing(s):
Filing: ASSIGNMENT
Filing Number: 97160129
Filing Date: 08/01/1997

Filing: INITIAL FILING
Filing Number: 95186764
Filing Date: 09/15/1995

Collateral(s):
Description: EQUIPMENT ALL INCLUDING PROCEEDS AND PRODUCTS;ACCOUNT(S) ALL INCLUDING PROCEEDS AND PRODUCTS;MACHINERY ALL INCLUDING PROCEEDS AND PRODUCTS;CHATTEL PAPER ALL INCLUDING PROCEEDS AND PRODUCTS;FIXTURES ALL INCLUDING PROCEEDS AND PRODUCTS;CONTRACT RIGHTS ALL INCLUDING PROCEEDS AND PRODUCTS;GENERAL INTANGIBLE(S) ALL INCLUDING PROCEEDS AND PRODUCTS;INVENTORY INCLUDING PROCEEDS AND PRODUCTS

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State of NEW YORK UCC

Original Filing Number: 95175169
Filing Type: INITIAL FILING
Filing Date: 08/28/1995
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: 162 WASHINGTON AVE, ALBANY NY 12210

Debtor Party(s):
Debtor: JACO ELECTRONICS, INC.
Debtor Address: 145 OSER AVE, HAUPPAUGE NY 11788-3725

Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: 145 OSER AVE, HAUPPAUGE NY 11788-3725

Secured Party(s):
Secured: LEASING SERVICES, INCORPORATED
Secured Address: 134 BEACH ST, BOSTON MA 02111-2817

Assignee Party(s):
Assignee: MARY ANN REIFSNYDER
Assignee Address: 501 S 10TH ST, LEBANON PA 17042-6607
Assignee SSN/FEIN: 197-20-xxxx

Assignee: PERRY REIFSNYDER
Assignee Address: 501 S 10TH ST, LEBANON PA 17042-6607
Assignee SSN/FEIN: 171-20-xxxx

Filing(s):
Filing: INITIAL FILING
Filing Number: 95175169
Filing Date: 08/28/1995

Collateral(s):
Description: EQUIPMENT LEASED INCLUDING PROCEEDS AND PRODUCTS

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State of FLORIDA UCC

Original Filing Number: 200407923665
Filing Type: AMENDMENT
Filing Date: 09/22/2004
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: STATE CAPITOL, TALLAHASSEE FL 32314

Debtor Party(s):
Debtor: NECI ACQUISTION, INC
Debtor Address: 33 WOOD AVE S STE 600, ISELIN NJ 08830-2717

Debtor: NEXUS CUSTOM ELECTRONICS CORP
Debtor Address: 33 WOOD AVE S STE 600, ISELIN NJ 08830-2717

Secured Party(s):
Secured: COMERICA BANK
Secured Address: COOM'L LOAN DEPT 39200W, LIVONIA MI 48152

Filing(s):
Filing: AMENDMENT
Filing Number: 20070628589X
Filing Date: 08/14/2007
Filing Expiration Date: 09/22/2009
Pages: 1

Filing: AMENDMENT
Filing Number: 200408114094
Filing Date: 10/19/2004
Filing Expiration Date: 09/22/2009
Pages: 1

Filing: INITIAL FILING
Filing Number: 200407923665
Filing Date: 09/22/2004
Filing Expiration Date: 09/22/2009
Pages: 2

Collateral(s):
Description: CONTRACT RIGHTS INCLUDING PROCEEDS AND PRODUCTS;EQUIPMENT INCLUDING PROCEEDS AND PRODUCTS;ACCOUNT(S) INCLUDING PROCEEDS AND PRODUCTS;FIXTURES INCLUDING PROCEEDS AND PRODUCTS;COMPUTER EQUIPMENT INCLUDING PROCEEDS AND PRODUCTS;GENERAL INTANGIBLE(S) INCLUDING PROCEEDS AND PRODUCTS;INVENTORY INCLUDING PROCEEDS AND PRODUCTS;CHATTEL PAPER INCLUDING PROCEEDS AND PRODUCTS

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State of DELAWARE UCC

Original Filing Number: 4092903 6
Filing Type: INITIAL FILING
Filing Date: 04/02/2004
Filing Agency: SECRETARY OF STATE/UCC DIVISION
Filing Agency Address: FEDERAL & DUKE OF YORK STS, DOVER DE 19901

Debtor Party(s):
Debtor: NEXUS CUSTOM ELECTRONICS, INC.
Debtor Address: 402 PROSPECT ST. BRANDON VT 05733-4443

Secured Party(s):
Secured: US BANCORP
Secured Address: 1310 MADRID ST STE 101, MARSHALL MN 56258-4002

Filing(s):
Filing: INITIAL FILING
Filing Number: 4092903 6
Filing Date: 04/02/2004
Contract Type: LEASE

Collateral(s):
Description: BUSINESS MACHINERY/EQUIPMENT LEASED

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